UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2003




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                   1-13245             75-2702753
-------------------------------     -----------     ---------------------
(State or other jurisdiction of     Commission         (I.R.S. Employer
incorporation or organization)      File Number     Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS            75039
-------------------------------------------------         -----------
    (Address of principal executive offices)               (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibits.............................................      3

Item 9.  Regulation FD Disclosure..................................      3

Signatures.........................................................      4

Exhibit Index......................................................      5


                                       2




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                        PIONEER NATURAL RESOURCES COMPANY

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

             99.1   News Release dated January 30, 2003
             99.2   Schedules Attachment to News Release dated January 30, 2003
             99.3   News Release dated January 30, 2003

ITEM 9.     REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, and environmental risks. These and other risks are described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       On January 30, 2003, the Company issued a news release that is attached hereto as exhibit 99.1. The news release announces the Company's financial and operating results for the quarter and year ended December 31, 2002, provides an operational update and provides the Company's first quarter 2003 financial outlook based on current expectations. The news release also provides, via an attachment included herein as exhibit 99.2, the Company's condensed consolidated balance sheets as of December 31, 2002 and 2001; consolidated statements of operations, condensed consolidated statements of cash flows, summary production and price data and supplemental information for the quarters and years ended December 31, 2002 and 2001; and supplemental hedge information as of January 30, 2003.

       On January 30, 2003, the Company also issued a news release that is attached hereto as exhibit 99.3. The news release announced a discovery on the Company's Harrier prospect near the Falcon field in the deepwater Gulf of Mexico.

                                       3





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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date: January 30, 2003        By:     /s/ RICHARD P. DEALY
                                    ------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer


                                       4



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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.             Description

       99.1*    News Release dated January 30, 2003
       99.2*    Schedules Attachment to News Release dated January 30, 2003
       99.3*    News Release dated January 30, 2003



-------------
* filed herewith

                                       5




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